Exhibit 99.1

AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (“Amendment No. 3”) is dated as of December 20, 2012 by and between DORMAN PRODUCTS, INC. (formally known as R & B, Inc.), a Pennsylvania corporation (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), a national banking association (the “Bank”) for itself and as agent hereunder (the “Agent”).

WHEREAS, the Borrower and the Bank are parties to a Third Amended and Restated Credit Agreement dated as of July 24, 2006, as amended December 24, 2007 and April 19, 2010 (collectively, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree that the Credit Agreement shall be amended as follows, effective on the date first above written:

1. Revolving Credit Termination Date. The definition of “Revolving Credit Termination Date” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

(a)	“‘Revolving Credit Termination Date’ means June 30, 2015; or such other date to which the Revolving Credit Facilities have been extended in the sole discretion of the Bank(s) or on which they have been terminated in accordance with the terms of this Agreement.”

2. Applicable Margin. The following chart shall be substituted for the chart at the end of Section 4.01 of the Credit Agreement:

Consolidated Funded Debt/Consolidated EBITDA	Applicable Margin	Unused Fee
< .5x	75 bps	.10%
> = .51<1.5	150 bps	.20%
> =1.51<2.0x	200 bps	.25%
> 2.01x+	250 bps	.25%

3. Change of Control. The second sentence of Section 11.01(j) of the Credit Agreement and Exhibit 11.01(j) to the Credit Agreement are hereby deleted in their entirety.

4. Conditions Precedent. As a condition precedent to effectiveness of this Amendment No. 3, the Agent must receive (a) an original copy of this Amendment No. 3 executed by the Borrower, (b) an original executed Officer’s Certificate in the form attached hereto as Exhibit A, and (c) an original executed Secretary’s Certificate in the form attached hereto as Exhibit B.

5. Costs. The Borrower shall pay (as and when incurred) all costs, expenses and fees (including, without limitation, any attorneys’ fees) associated with the Credit Agreement and this Amendment No. 3.

6. Capitalized Terms. All capitalized terms used in this Amendment No. 3, unless otherwise defined herein, shall have the meanings ascribed thereto in the Credit Agreement.

7. Representations and Covenants. The Borrower certifies that all representations and warranties contained in the Loan Documents, including without limitation the exhibits thereto, are true, correct and complete on and as of the date hereof, and that all covenants and agreements made in the Loan Documents have been complied with and fulfilled, and that no Default or Event of Default is in existence on the date hereof.

8. Ratification. Other than as specifically set forth herein, the Borrower hereby ratifies and confirms the Loan Documents and all instruments and agreements relating thereto, and confirms that (a) all of the foregoing remain in full force and effect, (b) each of the foregoing is enforceable against the Borrower in accordance with its terms, and (c) in furtherance and not limitation of the foregoing, the security interests granted pursuant to the Loan Documents and any other security agreement, surety agreement, mortgage, assignment or other collateral agreement, remain in full force and effect and secure all liabilities and obligations of the Borrower to the Bank(s) under the Credit Agreement, as amended hereby, or otherwise.

9. Miscellaneous. Article XIII of the Credit Agreement is incorporated herein by this reference and shall apply to this Amendment No. 3. Execution of this Amendment No. 3 shall not constitute an agreement by the Agent or the Bank(s) to execute any other amendment or modification of the Credit Agreement. References to the Credit Agreement in any document relating thereto shall be deemed to include this Amendment No. 3. This Amendment No. 3 may be executed in counterparts.

IN WITNESS WHEREOF, the Borrower, the Agent, and the Bank have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, for itself and as Agent

			By:	/s/ Matthew Siefer
			Name:	Matthew Siefer
			Title:	Senior Vice President Commercial Banking

ATTEST:			DORMAN PRODUCTS, INC.
(formerly known as R & B, Inc.)

By:	/s/ Thomas J. Knoblauch		By:	/s/ Matthew Kohnke
	Name:	Thomas J. Knoblauch		Name:	Matthew Kohnke
	Title:	Assistant Secretary		Title:	Chief Financial Officer

[Corporate Seal]

EXHIBIT A

OFFICER’S CERTIFICATE

Pursuant to Amendment No. 3 to the Third Amended and Restated

Credit Agreement

The undersigned,                     ,                     of Dorman Products, Inc. (the “Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Amendment No. 3 (“Amendment No. 3”) to the Third Amended and Restated Credit Agreement dated as of July 24, 2006, as amended December 24, 2007, April 19, 2010 and the date hereof (collectively, the “Credit Agreement”), between Dorman Products, Inc. and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) that:

(1) no Event of Default has occurred and is continuing;

(2) there has been no material adverse change in the Company’s business, operations, properties or condition, financial or otherwise, since July 24, 2006; and

(3) all representations, warranties and covenants made by the Company in the Credit Agreement and/or Amendment No. 3 are true and correct in all material respects, and all conditions precedent to the Banks’ obligations there under, have been satisfied or waived by the Bank(s) in writing.

All capitalized terms herein shall have the meaning set forth in the Credit Agreement, unless defined herein.

Dated:	,	2012	By:
Name:
Title:

EXHIBIT B

SECRETARY’S CERTIFICATE - DORMAN PRODUCTS, INC.

Pursuant to Amendment No. 3 to Third Amended and Restated

Credit Agreement

The undersigned,                     ,                     of Dorman Products, Inc. (“Company”), in such capacity and on behalf of such Company, hereby certifies, pursuant to Amendment No. 3 (“Amendment No. 3”) to the Third Amended and Restated Credit Agreement dated as of July 24, 2006, as amended December 24, 2007, April 19, 2010 and the date hereof (collectively, the “Credit Agreement”), between the Company and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association), that (i) the copies of items (1), (2) and (4) below as delivered pursuant to a Secretary’s Certificate dated July 24, 2006 and (ii) attached items (3) and (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of the Company;

(2) good standing certificates with respect to the Company from the Secretary of State of the state in which the Company is incorporated or formed, and in each state in which the Company is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of the Company;

(3) the bylaws of the Company;

(4) the names, incumbency and signatures of the officers of the Company authorized to execute and deliver Amendment No. 3, upon which the Bank(s) may conclusively rely until it shall receive a further certificate of the Company amending the prior certificate; and

(5) resolutions of the Board of Directors of the Company, authorizing the execution and delivery of Amendment No. 3 and all documents related thereto.

Dated:	,	2012	By:
Name:
Title:

RESOLUTIONS